Exhibit 99.3

                  Carver Bancorp Letterhead                     FOR IMMEDIATE
                                                                RELEASE



Contact: David Lilly/Kimberly Kriger
                  Kekst and Company
                  (212) 521-4800


                           CARVER BANCORP COMMENTS ON
                      OFFICE OF THRIFT SUPERVISION DECISION

NEW YORK, NEW YORK, OCTOBER 18, 2004 - Caver Bancorp, Inc. (AMEX: CNY) announced today that it has been advised by the federal Office of Thrift Supervision ("OTS") that the OTS has denied Carver's application to consummate the merger agreement between Carver and Independence Federal Savings Bank of Washington, D.C. ("IFSB"). That merger agreement is subject to, among other things, approval by the OTS. Accordingly, absent a change of the OTS's position, the proposed merger between Carver and IFSB cannot proceed.

Among the reasons communicated to Carver by the OTS for its position are the regulatory agency's concerns related to the financial resources and future prospects of the combined company, including concerns about the capitalization of the combined company and its future profitability. In its communication to Carver, the OTS noted that Independence Federal's total assets and profitability have declined and that IFSB has recently experienced significant net losses.

In addition, the OTS noted that the combined company would remain exposed to significant litigation risks and expenditures, particularly as it relates to litigation pursued by IFSB shareholder Morton Bender.

Deborah Wright, President and CEO of Carver, said: "Both Carver and IFSB have spent a considerable amount of time and financial resources in attempting to consummate this historic merger. While we are very disappointed by the OTS decision, Carver had recognized these issues and pursued discussions with IFSB in an effort to address them. It is Carver's intention to continue these discussions, although we recognize that some of the OTS concerns, including the significant costs and risks related to the litigation pursued by IFSB's largest shareholder, may not be within the power of either institution to control.

 "Nevertheless, we continue to believe in the strategic rationale of this potential combination if Carver and IFSB together are able to address sufficiently these concerns. Unfortunately, it is not clear that Carver and IFSB will be able to address those issues that are within our control to the satisfaction of the OTS or our respective constituencies," concluded Ms. Wright.

The OTS also informed Carver that it may retain the 9.66% of IFSB shares owned by it, except that it may not vote in excess of five percent of such shares with respect to the acquisition of control of IFSB by Carver or any of its affiliates.

Carver Bancorp, Inc. is the holding company for Carver Federal Savings Bank, a federally chartered stock savings bank. Carver Federal Savings Bank, the largest publicly-traded African- and Caribbean-American run bank in the United States, operates seven full-service branches in the New York City boroughs of Brooklyn, Queens and Manhattan. For further information, please visit Carver's website.

STATEMENTS CONTAINED IN THIS NEWS RELEASE, WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT"), AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"). THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF SUCH WORDS AS "BELIEVE," "EXPECT," "ANTICIPATE," "INTEND," "SHOULD," "WILL," "WOULD," "COULD," "MAY," "PLANNED," "ESTIMATED," "POTENTIAL," "OUTLOOK," "PREDICT," "PROJECT" AND SIMILAR TERMS AND PHRASES, INCLUDING REFERENCES TO ASSUMPTIONS. FORWARD-LOOKING STATEMENTS ARE BASED ON VARIOUS ASSUMPTIONS AND ANALYSES MADE BY CARVER IN LIGHT OF THE MANAGEMENT'S EXPERIENCE AND ITS PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS AND EXPECTED FUTURE DEVELOPMENTS, AS WELL AS OTHER FACTORS BELIEVED TO BE APPROPRIATE UNDER THE CIRCUMSTANCES. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS, MANY OF WHICH ARE BEYOND CARVER'S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FACTORS WHICH COULD RESULT IN MATERIAL VARIATIONS INCLUDE, WITHOUT LIMITATION, CARVER'S SUCCESS IN IMPLEMENTING ITS INITIATIVES, INCLUDING EXPANDING ITS PRODUCT LINE, ADDING NEW BRANCHES AND ATM CENTERS, SUCCESSFULLY RE-BRANDING ITS IMAGE AND ACHIEVING GREATER OPERATING EFFICIENCIES; INCREASES IN COMPETITIVE PRESSURE AMONG FINANCIAL INSTITUTIONS OR NON-FINANCIAL INSTITUTIONS; LEGISLATIVE OR REGULATORY CHANGES WHICH MAY ADVERSELY AFFECT CARVER'S BUSINESS; TECHNOLOGICAL CHANGES WHICH MAY BE MORE DIFFICULT OR EXPENSIVE THAN WE ANTICIPATE; CHANGES IN INTEREST RATES WHICH MAY REDUCE NET INTEREST MARGINS AND NET INTEREST INCOME; CHANGES IN DEPOSIT FLOWS, LOAN DEMAND OR REAL ESTATE VALUES WHICH MAY ADVERSELY AFFECT CARVER'S BUSINESS; CHANGES IN ACCOUNTING PRINCIPLES, POLICIES OR GUIDELINES WHICH MAY CAUSE CARVER'S CONDITION TO BE PERCEIVED DIFFERENTLY; LITIGATION OR OTHER MATTERS BEFORE REGULATORY AGENCIES, WHETHER CURRENTLY EXISTING OR COMMENCING IN THE FUTURE, WHICH MAY DELAY THE OCCURRENCE OR NON-OCCURRENCE OF EVENTS LONGER THAN ANTICIPATED; THE ABILITY OF CARVER TO ORIGINATE AND PURCHASE LOANS WITH ATTRACTIVE TERMS AND ACCEPTABLE CREDIT QUALITY; THE ABILITY OF CARVER TO REALIZE COST EFFICIENCIES; COMPLETION OF CARVER'S PLANNED ACQUISITION OF A SAVINGS BANK IN A NEW MARKET AND INTEGRATING ITS OPERATIONS INTO CARVER; AND GENERAL ECONOMIC CONDITIONS, EITHER NATIONALLY OR LOCALLY IN SOME OR ALL AREAS IN WHICH CARVER DOES BUSINESS, OR CONDITIONS IN THE SECURITIES MARKETS OR THE BANKING INDUSTRY WHICH COULD AFFECT DECREASED LIQUIDITY IN THE CAPITAL MARKETS, THE VOLUME OF LOAN ORIGINATION, DEPOSIT FLOWS, REAL ESTATE VALUES, THE LEVELS OF NON-INTEREST INCOME AND THE AMOUNT OF LOAN LOSSES. THE FORWARD-LOOKING STATEMENTS CONTAINED WITHIN HEREIN ARE MADE AS OF THE DATE OF THIS REPORT, AND CARVER ASSUMES NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT ACTUAL RESULTS, CHANGES IN ASSUMPTIONS OR CHANGES IN OTHER FACTORS AFFECTING SUCH FORWARD-LOOKING STATEMENTS OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. YOU SHOULD CONSIDER THESE RISKS AND UNCERTAINTIES IN EVALUATING FORWARD-LOOKING STATEMENTS AND YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE STATEMENTS.

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